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    SUPPLEMENT NO. 1 dated December 28, 2001
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TO  PROSPECTUS dated March 1, 2001

FOR STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
    A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST



    AVAILABILITY OF SHARES;
    PROPOSED LIQUIDATION
    Shares of State Street Research Strategic Portfolios: Aggressive are available only for new investments and the reinvestment of dividends and distributions by existing shareholders.

    The fund expects to liquidate its portfolio no later than March 2002. In the liquidation, the fund will sell all of its portfolio securities and distribute its net assets to shareholders in cash, pro rata in accordance with their shareholdings.



                                                                    SP-5115-1201
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